RESTRUCTURING AND IMPAIRMENT	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND IMPAIRMENT

NOTE 3 - RESTRUCTURING AND IMPAIRMENT

December 31, 2015
($ in thousands)
Employee termination costs (1)	305
Lease settlement (2)	101
Total restructuring	$406
Impairment of royalties buyout (3)	576
Total restructuring and impairment	$982

During the first quarter of 2015, the board of directors approved to curtail developing and promoting our bare metal stent platform and implementing another cost reduction/focused spending plan. The plan has four components: (i) reducing headcount; (ii) limiting the focus of clinical and development expenses to only carotid and neurovascular products; (iii) limiting sales and marketing expenses primarily to those related to the CGuard EPS stent launch; and (iv) reducing all other expenses (including conferences, travel, promotional expenses, executive cash salaries, director cash fees, rent, etc.).

1.	During the year ended December 31, 2015, the company incurred $305,000 of costs associated with reducing the Company’s headcount.

2.	On November 5, 2015, the Company entered into a second amendment (the “Second Lease Amendment”) to the lease agreement for its facilities in the U.S. Pursuant to the Second Lease Amendment and effective January 1, 2016, the Company agreed to reduce its leased space and surrender the released premises. The Company also agreed to pay transaction costs and settlement amount of $101,000.

3.	During the year ended December 31, 2015 the Company recorded expenses related to the impairment of the royalties buyout asset amounting to $576,000 due to anticipated lower sales of MGuard Prime in the future resulting from industry preferences for drug eluting stents.

The Company values Level 3 Royalties buyout using an internally developed valuation model, whose inputs include future MGuard Prime EPS sales and the derived royalties payments.